Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

DWS Alternative Asset Allocation VIP

Sophia Noisten has been added as a portfolio manager of the fund and, together with Dokyoung Lee and Darwei Kung, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for DWS Alternative Asset Allocation VIP in “Part I: Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information is provided as of the fund’s most recent fiscal year end.

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Dokyoung Lee	$0	$0
Darwei Kung	$0	$100,001 - $500,000
Sophia Noisten	$0	$1 - $10,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Dokyoung Lee	5	$1,089,400,361	0	$0
Darwei Kung	3	$2,879,149,062	0	$0
Sophia Noisten	3	$197,067,765	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Dokyoung Lee	0	$0	0	$0
Darwei Kung	1	$71,801,424	0	$0
Sophia Noisten	0	$0	0	$0

March 11, 2020

SAISTKR20-02

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Dokyoung Lee	3	$227,759,136	0	$0
Darwei Kung	0	$0	0	$0
Sophia Noisten	0	$0	0	$0

Please Retain This Supplement for Future Reference

March 11, 2020

SAISTKR20-02